                                                                   Exhibit 10.31

                       MASTER LOAN AND SECURITY AGREEMENT

NO. 2081008                                               DATED: AUGUST 28, 2002

LENDER:                                       BORROWER:
         OXFORD FINANCE CORPORATION                    STRUCTURAL GENOMIX, INC.
         A Maryland corporation                        a Delaware corporation
Address:                                      Address:
         133 NORTH FAIRFAX STREET                      10505 ROSELLE STREET
         ALEXANDRIA, VIRGINIA 22314                    SAN DIEGO, CA 92121

      Borrower hereby agrees with Lender that, whenever Borrower shall be at any time or times directly or contingently indebted, liable or obligated to Lender in any manner whatsoever, Lender shall have the following rights:

      1. DEFINITIONS. To the extent not otherwise specifically defined in this Agreement, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings assigned or referred to them in the UCC. The following terms shall have the following meanings:

      "Acceptance Date" with respect to each item of Equipment shall have the meaning assigned to such term in Section 3 of this Agreement.

      "Affiliate" shall mean, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity; for the purposes hereof "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise.

      "Agreement" shall mean this Master Loan and Security Agreement, as amended or modified from time to time.

      "Attorneys' Fees and Expenses" shall mean all reasonable attorneys' fees and legal costs and expenses (including, without limitation, those fees, costs and expenses incurred in connection with bankruptcy proceedings, including Relief from Stay Motions, Cash Collateral Motions and disputes concerning any proposed disclosure statement and/or bankruptcy plan).

      "Collateral" shall mean all Equipment or other tangible or intangible property ancillary to the Equipment and acquired in the same transaction as the Equipment and all products, proceeds, rents and profits therefrom or thereof including proceeds in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

      "Default" shall have the meaning ascribed to such term in Section 7 of this Agreement.

      "Equipment" shall mean one or more items or units of personal property now owned or hereafter acquired by Borrower, as described in each Equipment Schedule, wherever the same may be located, including all present and future additions, attachments, accessions and accessories thereto and all replacements, substitutions and a right to use license for any software related to any of the foregoing and proceeds thereof, including all proceeds of insurance thereon.

      "Equipment Schedule" shall mean each Equipment Schedule, which incorporates by reference the terms and conditions of this Agreement and describes one or more items of Equipment and specific terms and conditions with respect thereto.

      "Event of Default" shall have the meaning ascribed to such term in Section 7 of this Agreement.

      "Loan Agreement" shall mean the approval letter dated August 28, 2002 from Lender to Borrower (the Approval Letter ) and this Agreement, as supplemented by the applicable Equipment Schedules which incorporates the terms and conditions of the Approval Letter and this Agreement, including all exhibits, addenda, schedules, certificates, riders and all other documents and instruments executed and delivered in connection therewith.

      "Note" shall mean a promissory note of Borrower in favor of Lender evidencing Borrower's obligations to Lender with respect to the Loan Agreement.

      "Obligations" shall mean all liabilities in connection with the Loan Agreement, absolute or contingent, joint, several or independent, of now or hereafter existing, due or to become due to, or held or to be held by, Lender for its

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                       MASTER LOAN AND SECURITY AGREEMENT


own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced, including, without limitation, the Loan Agreement, and all interest, taxes, fees, charges, expenses and Attorneys' Fees and Expenses chargeable to Borrower or incurred by Lender under the Loan Agreement, or any other document or instrument delivered in connection herewith.

      "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust, or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

      "Security Deposit" with respect to each item of Equipment shall have the meaning assigned to such term in the Equipment Schedule applicable to such item of Equipment.

      "UCC" shall mean the Uniform Commercial Code as enacted in the Commonwealth of Virginia.

      2. LOAN; CONDITIONS; SECURITY INTEREST.

      (a) Loan. Lender shall, subject to compliance by Borrower with the terms and conditions hereof, make advances to Borrow from time to time in an amount up to $6,500,000 for the purchase of Equipment and as set forth in the Approval Letter, other soft expenses related to such Equipment for the internal use of Borrower.

      (b) Conditions. Lender shall not be obligated to make any loan hereunder unless: (i) the Note or Equipment Schedule evidencing such loan shall have been duly executed and delivered to Lender; (ii) Borrower shall have executed and delivered to Lender the Equipment Schedule describing the Collateral and stating the location thereof; (iii) Lender shall have received evidence that insurance has been obtained in accordance with the provisions hereof; (iv) Lender shall have received any and all third party consents, waivers or releases deemed necessary or desirable in Lender's reasonable judgment in connection with the loan and the Collateral being financed, including without limitation Uniform Commercial Code lien releases and the consent and waiver, in form and substance satisfactory to Lender, of each and every realty owner, landlord and mortgagee holding an interest in or encumbrance on the real property where any of the Collateral is to be located; (v) all filings, recordings and other actions deemed necessary or desirable by Lender in order to establish, protect, preserve and perfect its security interest in the Collateral being financed by such loan as a valid perfected first priority security interest shall have been duly effected, including without limitation the filing of financing statements and the recordation of landlord (owners) and/or mortgagee waivers or disclaimers, all in form and substance satisfactory to Lender, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Borrower; (vi) the representations and warranties of Borrower hereunder and under the Loan Agreement shall be true and correct in all respects on and as of the date of the making of any advance hereunder with the same effect as if made on and as of such date; (vii) in the sole and good faith judgment of Lender, there shall have been no material adverse change in the financial condition, business, operations, prospects, product development, technology, or business or contractual relations with third parties of Borrower from the date hereof and no change or event shall have occurred which would impair the ability of Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral; (viii) all documents and agreements shall be satisfactory to Lender and its attorneys; (ix) Lender shall have received, in form and substance satisfactory to Lender, such other documents as Lender shall require; and (x) no Default, Event of Default, or circumstance or facts that would (with the giving of notice or the passage of time or both) become a Default or Event of Default hereunder shall have occurred and be continuing.

      (c) Security Interest. As security for the due and punctual payment of any and all of the present and future Obligations of Borrower to Lender, Borrower hereby (i) grants to Lender with respect to each Loan Agreement and for the full amount of all Obligations, a security interest in all of the Collateral and all collateral securing any other lease or security agreement between Borrower and Lender, whether now in existence or hereafter entered into, to the extent the Obligations herein remain unsatisfied, and (ii) assigns to Lender all of its rights, title and interest in surplus money to which Borrower may be entitled upon the sale of all such Collateral, to the extent the Obligations herein remain unsatisfied. The extent to which Lender's security interest in any item of Collateral shall be entitled to purchase money priority shall be determined by reference to the unpaid principal balance of any Note evidencing the financing of the purchase price of such item of Equipment.

      3. ACCEPTANCE OF EQUIPMENT. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Equipment Schedule. The Equipment shall be deemed to have been accepted by Borrower for all purposes under this Agreement upon Borrower's execution of an Equipment Schedule (the "Acceptance Date"). Lender shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Borrower for whatever reason.

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                       MASTER LOAN AND SECURITY AGREEMENT


      4. TERM; INTEREST RATE; PRINCIPAL AND INTEREST; PREPAYMENT; LATE CHARGES.

      (a) Term and Interest. The term and interest for any advance shall be as specified in the applicable Equipment Schedule and in accordance with the Approval Letter.

      (b) Payment Dates. Principal and interest payments for each advance shall be paid monthly, in advance in accordance with the schedule set forth in the applicable Equipment Schedule. The first and last monthly payments shall be made on the day the funds are advanced to Borrower.

      (c) Prepayment. Provided that an Event of Default has not occurred or is continuing to occur, and the Borrower has timely paid at least the first twelve
(12) monthly payments due under the Loan Agreement, Borrower shall have the ability under the circumstances of a corporate merger or acquisition resulting in a change of control of at least 50% of the outstanding voting stock, upon at least (30) days prior written notice to Lender, to prepay any and all amounts outstanding under the Loan Agreement on the periodic installment due date designated in such notice by paying to the Lender, the sum of (i) the then outstanding principal balance plus interest and all other amounts owing under the Loan Agreement (calculated on a simple interest basis) plus (ii) a premium of 5% if such prepayment shall occur in Year 2, a premium of 4% if such prepayment shall occur in Year 3 and a premium of 3% if such prepayment shall occur in Year 4 and thereafter. The premium applicable will be calculated on the then outstanding principal balance. Year 1 will mean the period consisting of the 1st through the 12th installments under the Loan Agreement and subsequent years will refer to the subsequent twelve monthly payment periods. Principal and interest payments shall be in the amounts and shall be due and payable as set forth in the applicable Equipment Schedule.

      (d) Late Charge. If any payment of principal or interest or other amount payable hereunder shall not be paid within 5 days of the date when due, Borrower shall pay as an administrative and late charge an amount equal to 4% of the amount of any such overdue payment. In addition, Borrower shall pay overdue interest on any delinquent payment or other amounts due under the Loan Agreement (by reason of acceleration or otherwise) from the due date until paid at the rate of one percent (1.0%) per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lender shall be made to Lender in immediately available funds at the address shown above, or at such other place, as Lender shall specify in writing.

      5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents and warrants to and covenants with Lender (provided that if Borrower is an individual or sole proprietorship, the representations, warranties and covenants relating to corporate status shall not apply) that, as of the date hereof and for so long as any Obligations shall remain outstanding:

      (a) Borrower is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification;

      (b) Borrower has the power and authority to own the Collateral, to enter into and perform this Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations;

      (c) Borrower's chief executive office is located at the address set forth above;

      (d) Borrower does not utilize, and has not in the last five years utilized, any trade names in the conduct of its business except as set forth on
Schedule 1 hereto;

      (e) Borrower has not changed its name, been the surviving entity in a merger, acquired any business or changed the location of its chief executive office within the previous five years, except as set forth on Schedule 2 hereto;

      (f) Neither the execution, delivery or performance by Borrower of the Loan Agreement nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in any lien upon any property, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which Borrower is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of its Certificate of Incorporation or By-Laws, or other governance documents;

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                       MASTER LOAN AND SECURITY AGREEMENT


      (g) The Loan Agreement, the Note and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and the Loan Agreement, the Note and such other documents and instruments constitute valid and legally binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms;

      (h) No order, consent, approval, license, authorization, or validation of, or filing (except with respect to UCC filings), recording or registration with, or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize or required in connection with (i) the grant by Borrower of the security interest in connection with the Loan Agreement, (ii) the execution, delivery and performance of the Loan Agreement, (iii) the legality, validity, binding effect or enforceability of the Loan Agreement or
(iv) the perfection or maintenance of the aforementioned lien and security interest;

      (i) Borrower has filed all federal, state and local tax returns and other reports it is required to file, has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges, and shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment and, upon request by Lender, Borrower will submit to Lender proof satisfactory to Lender that such payments and/or deposits have been made;

      (j) There are no pending or threatened actions or proceedings before any court or administrative agency, an unfavorable resolution of which could have a material adverse effect on Borrower's financial condition or operations;

      (k) No representation, warranty or statement by Borrower contained in the Loan Agreement or in any certificate or other document furnished or to be furnished by Borrower pursuant to the Loan Agreement contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading;

      (1) All financial statements delivered and to be delivered by Borrower to Lender in connection with the execution and delivery of the Loan Agreement are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles, and at all times since the date of the most recent financial statements, there has been no material change in Borrower's financial affairs or business operations. Borrower shall furnish
Lender: (i) within 120 days after the last day of each fiscal year of Borrower, a financial statement including a balance sheet, income statement, statement of shareholders equity and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied with a report signed by an independent certified public accountant satisfactory to Lender;
(ii) within 45 days after the close of each quarter of each fiscal year of Borrower, a financial statement including a balance sheet, income statement and statement of cash flows, each prepared by Borrower in accordance with generally accepted accounting principles consistently applied by Borrower and certified by the chief financial officer of Borrower; (iii) promptly upon the request of Lender, such tax returns or financial statements regarding any guarantor, if any, of the Obligations of Borrower as Lender may reasonably request from time to time; (iv) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time, and; (v) promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Borrower occurring since the date of the last financial statements of Borrower delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Borrower;

      (m) Borrower shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Equipment and the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at all reasonable times; provided, however, that the failure of Lender to inspect the Equipment or to inform Borrower of any noncompliance shall not relieve Borrower of any of its Obligations hereunder;

      (n) Borrower is the owner of the Equipment free and clear of all rights, title, security interests, encumbrances or liens of any other party, will defend the Equipment against all claims and demands of all persons at any time claiming any interest therein and shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;

      (o) The Equipment is personal property and not a fixture under the law of the jurisdiction in which the Equipment is located even though the Equipment may hereafter become attached or affixed to real property;

      (p) Each site where Equipment is located, if not owned by Borrower, is leased by Borrower pursuant to a valid lease or rental agreement which permits the possession, use and operation of the Equipment at such location;

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                       MASTER LOAN AND SECURITY AGREEMENT


      (q) Borrower shall provide Lender with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any premises where Equipment is located, acceptable in all respects to Lender, which may be necessary or advisable in the sole discretion of Lender to confirm that the first priority security interest and rights of Lender in the Equipment are and will remain valid and superior against all other parties;

      (r) The Equipment is in the possession of Borrower at the location(s) specified in the applicable Equipment Schedule, and shall not be removed from such location without 30 days written notice to Lender and the subsequent prior written consent of Lender, which consent shall not be unreasonably withheld and shall in any event be conditioned upon Borrower having completed all notifications, filings, recordings, and other actions in such new location as Lender may require to protect and perfect Lender's interests in the Collateral;

      (s) Borrower shall not, without the prior written consent of Lender, sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment;

      (t) Borrower will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment other than in connection with the execution and delivery of the Loan Agreement;

      (u) Borrower shall permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and, at its sole expense, shall service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Borrower maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Borrower under the Loan Agreement and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof;

      (v) If any item of Equipment does not comply with the requirements of the Loan Agreement, Borrower shall bring such Equipment into compliance with the provisions hereof; and Borrower shall not use any Equipment, nor allow the same to be used, for any unlawful purpose;

      (w) Borrower acknowledges that Lender has not selected, manufactured or supplied the Equipment to Borrower and has acquired any Equipment subject hereto solely in connection with this Loan Agreement and Borrower has received and approved the terms of any purchase order or agreement with respect to the Equipment; and

      (x) Borrower has all permits, licenses and other authorizations which are required with respect to its business under Environmental Laws (as defined below) and is in compliance with all terms and conditions of such permits, licenses and other authorizations, including all limitations, restrictions, standards, prohibitions, requirements, obligations, schedules and timetables. The Borrower is not presently in violation of any Environmental Laws. "Environmental Laws" shall mean any Federal, state or local law relating to releases or threatened releases of Hazardous Substances; the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or otherwise relating to pollution of the environment or the protection of human health. "Hazardous Substances" shall mean substances or materials which contain substances defined in or regulated as toxic or hazardous materials, chemicals, substances, waste or pollutants under any present or future Federal statutes and their state counterparts, as well as any implementing regulations as amended from time to time and as interpreted by administering agencies.

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                       MASTER LOAN AND SECURITY AGREEMENT


      6. RISK OF LOSS AND DAMAGE; INSURANCE. Borrower assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a potion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item of Equipment, Borrower shall immediately pay to Lender an amount equal to the outstanding principal balance of and accrued and unpaid interest on any Note with respect to such Equipment, less the net amount of the recovery, if any, received by Lender from insurance on the Equipment. For so long as any Obligations shall remain outstanding, Borrower shall procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lender may reasonably approve, consistent with normal/prudent industry practices, at Borrower's expense; provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) worker's compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits on a per occurrence basis, as reasonably required by Lender, and Combined Single Limit Bodily Injury and Property Damage on an aggregate basis, as reasonably required by Lender or, in either case, as otherwise specified in any Equipment Schedule hereto; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of (i) the outstanding principal balance owing under any Note with respect to such Equipment; or (ii) its full replacement value. Borrower shall cause Lender to be included as an additional insured on each such Comprehensive General Liability Insurance policy. On each such All Risk Physical Damage Insurance policy Lender shall be named as loss payee. Such policies shall be endorsed to provide that the coverage afforded to Lender shall not be rescinded, impaired or invalidated by any act or neglect of Borrower. Borrower agrees to waive Borrower's rights and its insurance carrier's rights of subrogation against Lender for any and all loss or damage. In addition to the foregoing minimum insurance coverage, Borrower shall procure and maintain such other insurance coverage as Lender may reasonably require, consistent with normal/prudent industry practices. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lender with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Agreement, and thereafter, 30 days prior to the expiration of each insurance policy required hereunder, Borrower shall furnish Lender with a certificate of insurance or other evidence satisfactory to Lender that the insurance coverages required under such policy are and will continue in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Borrower in the event such insurance coverage should not comply with the requirements hereof. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium therefor, without waiving any Event of Default by Borrower, and any sums so disbursed by Lender shall be additional Obligations of Borrower to Lender payable on demand. Lender shall have the right to settle and compromise any and all claims under any of the All Risk Physical Damage policies required to be maintained by Borrower hereunder and Borrower hereby appoints Lender as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Borrower or Lender or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Borrower, but for this appointment, might or could perform.

      7. EVENTS OF DEFAULT. An "Event of Default" under this Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Borrower shall fail to make any payment due under any Note or as required under the Loan Agreement within 5 days of its due date; or (b) Borrower shall fail to obtain or maintain any of the insurance required under the Loan Agreement; or (c) Borrower shall remove, sell, transfer, encumber, or part with possession of any Equipment; (d) Borrower shall fail to perform or observe any other covenant, condition or agreement under the Loan Agreement, and such failure shall continue for 20 days after notice thereof to Borrower; or (e) Borrower shall default in the payment or performance of any Obligation owing to Lender, and such default shall continue for 20 days after notice thereof to Borrower; or (f) any representation or warranty made by Borrower herein or in any certificate, agreement, statement or document heretofore or hereafter furnished Lender, including without limitation any financial information disclosed to Lender, shall prove to be false or incorrect in any material respect; or (g) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Borrower or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Borrower or any of its properties or businesses, or if Borrower suffers the entry of an order for relief under Title 11 of the United States Code; or (h) the making by Borrower of a general assignment or deed of trust for the benefit of creditors; or (i) Borrower shall default in any payment or other material obligation to any other lender and such lender has accelerated the debt in accordance with its terms; or (j) Borrower shall, without the prior written consent of Lender, (i) merge with or consolidate into any other entity (other than an acquisition by Borrower of the capital stock or assets of another entity where (A) the aggregate cash consideration paid or to be paid in connection with such acquisition does not exceed $1,500,000, and (B) the aggregate number of shares of Borrowers capital stock issued or to be issued in connection with such acquisition does not exceed (on a common stock as-if-converted basis) 20% of the aggregate capital stock of

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                       MASTER LOAN AND SECURITY AGREEMENT


Borrower at the time of such transaction), if the resulting entity's overall financial condition after the merger or consolidation is worse than the overall financial condition of Borrower before the merger or consolidation in Lender's sole but good faith opinion, or (ii) sell all or substantially all of its assets or (iii) in any manner terminate its existence; or (k) if Borrower is a privately held corporation and without the prior written consent of Lender, more than 50% of Borrower's voting capital stock, or effective control of Borrower's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date the Loan Agreement is executed; or (1) if Borrower is a publicly held corporation and without the prior written consent of Lender, there shall be a change in the ownership of Borrower's stock such that Borrower is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (m) Lender shall determine that there has been a material adverse change in the financial condition or business operations of Borrower since the date of the execution of the Loan Agreement, or that Borrower's ability to perform its obligations is materially impaired; or (n) if Borrower leases the premises where any Equipment is located, a breach by Borrower of any such lease and the commencement of an action by the landlord to evict Borrower or to repossess the premises; or (o) any event or condition set forth in subsections (e) through (m) of this Section 7 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations. Borrower shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition, which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default.

      8. RIGHTS AND REMEDIES; ACCELERATION. (a) Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender) and Lender may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the
Collateral: (i) by written notice to Borrower, terminate any or all Loan Agreements as such notice shall specify, and, with respect to such terminated Loan Agreements, declare immediately due and payable and recover from Borrower, as liquidated damages for loss of Lender's bargain and not as a penalty, an amount equal to the aggregate of all unpaid periodic installment payments and other sums due under Loan Agreements to the date of default plus the charges set forth in Section 4 hereof, if any, plus an amount equal to the outstanding principal balances of and accrued and unpaid interest on any of the Notes with respect to the Loan Agreements, (ii) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by borrower and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (iii) cause Borrower to promptly ship, with insurance and freight prepaid by Borrower, any or all Equipment to such location as Lender may reasonably designate, or Lender, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lender for or by reason of damage to property or such entry or taking possession except for Lender's gross negligence or willful misconduct; (iv) sell any or all Collateral at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lender in its sole discretion may determine and all free and clear of any rights of Borrower; (v) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Borrower, and Borrower agrees to reimburse Lender for all of Lender's reasonable costs and expenses; (vi) apply any security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lender, or (vii) exercise any other right or remedy which may be available to Lender under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including Attorneys' Fees and Expenses. Any notice required to be given by Lender of a sale or other disposition or other intended action which is made in accordance with the terms of the Loan Agreement at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. Lender shall be liable to Borrower only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Borrower directly resulting from such failure; and in no event shall Lender have any liability to Borrower for consequential, punitive or exemplary damages. No remedy referred to in this
Section 8 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lender at law or in equity.

      (b) The exercise or pursuit by Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lender of any or all such other remedies, and all remedies hereunder shall survive termination of the Loan Agreement. In the event Lender takes possession and disposes of the Collateral, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lender's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to pay the Lender the remaining amount of any Obligations owed to Lender and (3) the balance, if any, to Borrower. A termination shall occur only upon written notice by Lender and only with respect to such Equipment, as Lender shall specify in such notice. Termination under this
Section 8 shall not affect Borrower's duty to perform Borrower's Obligations under the Loan Agreement in full. Borrower agrees to reimburse Lender on demand for any and all reasonable costs and expenses incurred by Lender in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, Attorneys' Fees and



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                                  Page 7 of 13

                       MASTER LOAN AND SECURITY AGREEMENT


Expenses, and the reasonable costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

      9. INDEMNITY. (a) Borrower agrees to indemnify, reimburse and hold Lender and its successors, Affiliates, assigns, officers, directors, employees, agents and servants (hereinafter in this Section 9 referred to individually as "Indemnitee", and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements, including Attorneys' Fees and Expenses of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of the Loan Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Equipment (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim, or any claim based on patent, trademark or copyright infringement or any obligation or liability to the manufacturer or supplier of the Equipment under any Supply Contracts (referenced in the Equipment Schedule), including purchase orders issued by Borrower or Lender or assigned to Lender, provided, however, that no Indemnitee shall be indemnified pursuant to this
Section 9 for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Borrower agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Borrower shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Borrower of any such assertion of which such Indemnitee has knowledge and agrees to use reasonable efforts to cooperate with Borrower respecting the defense of any matter indemnified hereunder except insofar and to the extent that Lender's interests with respect thereto may be adverse to Borrower's as determined by Lender in Lenders sole discretion.

      (b) Without limiting the application of Section 9(a) hereof, Borrower agrees to pay, or reimburse Lender for any and all reasonable fees, costs and expenses (including Attorneys' Fees and Expenses) of whatever kind or nature incurred in connection with the creation, preservation or protection of Lender's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

      (c) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnitees from and against any and all Losses imposed upon or incurred by or asserted against any Indemnitees, and arising out of or in any way relating to any one or more of the following, except to the extent by the gross negligence or willful misconduct of any
Indemnitee: (i) any presence of Hazardous Substances in, on, above or under Borrower's leased or owned real property (the "Property"); (ii) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; or (iii) any past or present violation of any Environmental Laws. The term "Release" of any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. The term "Losses" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, costs of remediating a Hazardous Substance (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) or punitive damages, of whatever kind or nature (including, but not limited to Attorneys' Fees and Expenses).

      (d) Without limiting the application of Section 9(a) or (b), or (c) hereof, Borrower agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including Attorneys' Fees and Expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation or omission of a material fact by Borrower in the Loan Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with the Loan Agreement.

      (e) If and to the extent that the obligations of Borrower under this
Section 9 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.


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                                                                 ---------------

                       MASTER LOAN AND SECURITY AGREEMENT


      10. MAINTENANCE; INSPECTION. During the term of the Loan Agreement, Borrower shall, unless Lender shall otherwise consent in writing: (a) maintain conspicuously on any Equipment such labels, plates, decals or other markings as Lender may reasonably require, stating that Lender has a security interest in such Equipment; (b) furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (c) permit any person designated by Lender to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Borrower of any noncompliance shall not relieve Borrower of any of its obligations hereunder; and (d) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Borrower warrants that such Non-Severable Improvement shall immediately become subject to Lender's security interest upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Loan Agreement.

      11. FURTHER ASSURANCES. Borrower shall promptly execute and deliver to Lender such further documents and take such further action as Lender may reasonably require in order to more effectively carry out the intent and purpose of the Loan Agreement. Borrower shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports and information as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities or to comply with the provisions of the law of any jurisdiction in which Borrower may then be conducting business or in which any of the Equipment may be located. Borrower authorizes Lender to file financing statements and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code.

Borrower shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary to acknowledge and confirm, for the benefit of Lender or any assignee or transferee of any of Lender's rights, title and interests hereunder in accordance with Section 12 hereof (an "Assignee"), all of the terms and conditions of all or any part of the Loan Agreement and Lender's or Assignee's rights with respect thereto, and Borrower's compliance with all of the terms and provisions thereof.

      12. ASSIGNMENT. The provisions of the Loan Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lender and Borrower, provided, however, Borrower may not assign any of its rights, transfer any interest in the Equipment or delegate any of its obligations under the Loan Agreement without the prior written consent of Lender in its sole discretion. Lender may, from time to time, absolutely or as security, without notice to Borrower, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of a Loan Agreement, the Obligations and/or the Collateral therefor, subject to the rights of Borrower under the Loan Agreement for the use and possession of the Equipment. In such event, each and every immediate and successive Assignee shall have the right to enforce the Loan Agreement with respect to those Obligations and/or Collateral transferred to the Assignee, by legal action or otherwise, for its own benefit as fully as if such Assignee were herein by name specifically given such rights. Borrower agrees that the rights of any such Assignee hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Borrower may assert or claim against Lender, and that any such Assignee shall have all of Lender's rights hereunder but none of Lender's obligations. Lender shall have an unimpaired right to enforce the Loan Agreement for its benefit with respect to that portion of any Loan Agreement, Obligations and/or Collateral that Lender has not sold, assigned, pledged or otherwise transferred.

      13. GOVERNING LAW; THE LOAN AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER AND LENDER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND THE FEDERAL DISTRICT COURT FOR THE COMMONWEALTH OF VIRGINIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS UNDER THE LOAN AGREEMENT, AND EXPRESSLY WAIVE ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THE LOAN AGREEMENT

      14. NOTICES. Any demand or notice required or permitted to be given hereunder shall be deemed effective (a) when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Borrower at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof or (b) when transmitted to Lender or Borrower


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                                  Page 9 of 13

                       MASTER LOAN AND SECURITY AGREEMENT


by facsimile at the respective numbers provided for such purpose; provided, that such facsimile notice is promptly followed by notice given in accordance with the immediately preceding subsection (a).

      15. SECURITY DEPOSIT. Lender may, at its option, apply the Security Deposit, if any is indicated in an Equipment Schedule, to cure any default of Borrower, whereupon Borrower shall promptly restore such Security Deposit to its original amount. Lender shall return to Borrower any unapplied Security Deposit, without interest, upon full payment and performance of Borrower's Obligations under the Loan Agreement.

      16. MISCELLANEOUS; GENERAL PROVISIONS. The Loan Agreement will not be binding on Lender or Borrower until accepted and executed by Borrower and Lender at its executive office in Alexandria, Virginia. All options, powers and rights granted to Lender hereunder or under any promissory note, guaranty, letter of credit agreement, depository agreement, instrument, document or other writing delivered to Lender shall be cumulative and shall be in addition to any other options, powers or rights which Lender may now or hereafter have under any applicable law or otherwise. Time is of the essence in the payment and performance of all of Borrower's and Lender's obligations under the Loan Agreement. The captions in the Loan Agreement are for convenience only and shall not define or limit any of the terms thereof.

      Any provisions of the Loan Agreement which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Borrower hereby waives any provisions of law, which render any provision of the Loan Agreement unenforceable in any respect.

      BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS LOAN AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND EXCEPT AS OTHERWISE PROVIDED IN THE LOAN AGREEMENT BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH LENDER'S TAKING POSSESSION OR LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, INCLUDING, WITHOUT LIMITATION, ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE VIRGINIA GENERAL STATUTES.

      THE LOAN AGREEMENT AND ANY OTHER WRITTEN AGREEMENT(S) BETWEEN THE PARTIES EXECUTED SIMULTANEOUSLY HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND SUPERSEDE AND MAY NOT BE CONTRADICTED BY ANY PRIOR WRITTEN AGREEMENTS BETWEEN THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROPOSALS, LETTERS, COMMITMENT LETTERS OR BY ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. BORROWER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THE LOAN AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LOAN AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AGREEMENT OR WAIVER IS ASSERTED. The failure of Lender at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in the Loan Agreement or in any other agreement, guaranty, note, depository agreement, letter of credit, instrument or document now or at any time or times hereafter executed by Borrower or an Affiliate of Borrower and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. The Loan Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Each reference herein to "Lender" shall be deemed to include its successors and assigns, and each reference to "Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof.

      The Loan Agreement and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by Lender from the Borrower, and (c) financial statements, certificates and other information previously or subsequently furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lender may destroy any original document so reproduced. Borrower agrees, herein waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lender in the regular course of


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                                                                 ---------------

                       MASTER LOAN AND SECURITY AGREEMENT


business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

      17. SURVIVAL. Sections 1, 9, 12, 13, and 16 shall survive and continue in full force and effect without regard to the payment in full of all Obligations under the Loan Agreement.

      Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

LENDER:                                  BORROWER:

OXFORD FINANCE CORPORATION               STRUCTURAL GENOMIX, INC.

By:      /s/ Karl Hefty                  By:      /s/ Herbert G. Mutter

Name:    Karl Hefty                      Name:    Herbert G. Mutter

Title:   VP & Portfolio Manager          Title:   Vice President, Finance

Date:    9/03/02                         Date:    8/28/02



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                                 Page 11 of 13

                       MASTER LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                   SCHEDULE 1

TRADE NAMES

Structural GenomiX, Inc.
SGX
SGX Acquisition Corp.
Prospect Genomics, Inc.
PGI
Protarch, Inc.



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                                 Page 12 of 13

                       MASTER LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                   SCHEDULE 2

NAME CHANGES; CHANGES IN CHIEF EXECUTIVE OFFICE

Name change: from Protarch, Inc. to Structural GenomiX, Inc.

Surving Entity in Merger: SGX Acquisition Corp. was merged with and into Prospect Genomics, Inc.

Acquired business: Prospect Genomics, Inc.

Prior location of Chief Executive Office: New York, NY



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                                                                 ---------------

                              COLLATERAL MIX RIDER
--------------------------------------------------------------------------------


                                       TO
                 MASTER LOAN AND SECURITY AGREEMENT NO. 2081008
                              DATED AUGUST 28, 2002
                                     BETWEEN
                    OXFORD FINANCE CORPORATION (the LENDER)
                                       AND
                     STRUCTURAL GENOMIX, INC. (the BORROWER)

Borrower, Structural GenomiX. Inc., on or before July 30, 2003 shall cause the composition and mix of Equipment to conform to and meet the following concentration requirements (hereinafter Concentration Requirement ) for each class of Equipment (hereinafter Equipment Class) as identified and set forth below. Borrower, Structural GenomiX, Inc., herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the funding term:

EQUIPMENT CLASS                          CONCENTRATION REQUIREMENT
---------------                          -------------------------
Laboratory Equipment                     Minimum of 40%

Computer Equipment                       Maximum of 11%

Beam Line Equipment                      Maximum of 6%

Tenant Improvements and Software         Maximum of 43%


Dated as of: August 28,2002

OXFORD FINANCE CORPORATION               STRUCTURAL GENOMIX, INC.

By:      /s/ Karl Hefty                  By:      /s/ Herbert G. Mutter
         -----------------------------            ------------------------------

Name:    Karl Hefty                      Name:    Herbert G. Mutter
         -----------------------------            ------------------------------

Title:   VP & Portfolio Manager          Title:   Vice President, Finance
         -----------------------------            ------------------------------

                               EQUIPMENT SCHEDULE
                                       TO
                       MASTER LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

MASTER LOAN AND SECURITY AGREEMENT NO. 2081008            DATED: August 28, 2002
EQUIPMENT SCHEDULE NO. 01

LENDER:                                  BORROWER:

OXFORD FINANCE CORPORATION               STRUCTURAL GENOMIX, INC.
133 NORTH FAIRFAX STREET                 10505 ROSELLE STREET
ALEXANDRIA, VIRGINIA 22314               SAN DIEGO, CA 92121


LENDER AND BORROWER HAVE ENTERED INTO MASTER LOAN AND SECURITY AGREEMENT NO. 2081008 DATED August 28, 2002 (THE "AGREEMENT") WHICH IS INCORPORATED HEREIN. THIS IS AN EQUIPMENT SCHEDULE TO THE AGREEMENT. ALL WORDS AND TERMS USED HEREIN AND NOT SPECIFICALLY DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS SET FORTH IN THE AGREEMENT.

      1. EQUIPMENT LOCATION (if other than above address of Borrower): 10581 Roselle Street, San Diego, CA 92121 AND 3770 Tansy Street, San Diego, CA 92121 AND 9700 South Cass Avenue, Argonne, IL 60439.

      2. EQUIPMENT: (See attached Exhibit A)

      3. ACQUISITION COST OF THE EQUIPMENT: $1,448,029.34.

      4. SUPPLIER(S): See Attached.

      5. THE LOAN AND LOAN AGREEMENT REPAYMENT. As requested by Borrower pursuant to the Agreement, Lender agrees to lend to Borrower the sum of $1,448,029.34. Borrower agrees to repay the Loan Agreement in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

      SCHEDULE

      Advance Payment Amount: $73.632.30 (first and last payments up front)

      Number of Installments (Exclusive of Advance Payment):  46

      Payment Period:   [X] Monthly   [ ] Quarterly

      Periodic Installment Payment mount Per Period:  $36,816.15

      Commencement Date:  September 3, 2002

      Special provisions (if any):  Warrant

      6. SECURITY DEPOSIT: none.

      7. DISBURSEMENT OF PROCEEDS. Borrower hereby authorizes Lender to disburse the $1,448,029.34 proceeds as follows:

            (a)   $1,448,029.34       to:      Structural GenomiX, Inc.

                  $1,448,029.34                TOTAL PROCEEDS

                               EQUIPMENT SCHEDULE
                                       TO
                       MASTER LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


Borrower may direct the Lender in writing to withhold payments from Supplier(s), either now or in the future. Lender shall be entitled to rely on such written direction of Borrower as being conclusive as to the intent of the Borrower with regard to withheld payments.

Borrower hereby acknowledges and agrees that it shall constitute an additional Event of Default under the Loan Agreement if, for any reason, the Acquisition Cost of the Equipment has not been fully paid to the appropriate Supplier(s) thereof within ten (10) days after demand therefor by Lender. Borrower hereby agrees to indemnify, and hold harmless Lender from and against any liability, claim, loss or damage, including reasonable Attorneys' Fees and Expenses, that may be incurred by Lender as a result of any amounts to be withheld hereunder, including any claims of the Supplier(s) therefor.

      8. ADJUSTMENTS: Borrower acknowledges that payments under the Loan Agreement herein are based upon the Acquisition Cost of the Equipment set forth above, and as a result of authorized changes to the Equipment, the final Acquisition Cost of the Equipment may increase or decrease by up to 10%. In such event, the Loan Payments shall be adjusted accordingly, and Borrower authorizes Lender to correct the Loan Agreement (and all related documentation) to reflect such changes and Borrower, if requested by Lender, shall confirm such changes to Lender in writing.

      9. SEE RATE ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Borrower and that he/she has read, accepted and duly executed this Equipment Schedule to the Master Loan and Security Agreement on behalf of Borrower.

ACCEPTED AT LENDER'S OFFICE AT ALEXANDRIA, VIRGINIA.

OXFORD FINANCE CORPORATION               STRUCTURAL GENOMIX, INC.
(LENDER)                                 (BORROWER)

By:    /s/ Karl Hefty                    By:    /s/ Herbert G. Mutter
       -------------------------------          --------------------------------

Name:  Karl Hefty                        Name:  Herbert G. Mutter
       -------------------------------          --------------------------------

Title: VP & Portfolio Manager            Title: Vice President, Finance
       -------------------------------          --------------------------------

Date:  9/03/02                           Date:  8/28/02
       -------------------------------          --------------------------------

                                    EXHIBIT A
                                       TO
                               EQUIPMENT SCHEDULE
--------------------------------------------------------------------------------

                               LIST OF EQUIPMENT

The following list and description of Equipment supplements and forms a part of Equipment Schedule No. 01 to Master Loan and Security Agreement No. 2081008 dated August 28, 2002 between Lender and Borrower and may be attached to said Equipment Schedule and any related UCC Financing Statements, or other document relating to the Master Loan and Security Agreement, the Equipment Schedule or any other document describing the Equipment.

                SEE ATTACHED EQUIPMENT SCHEDULE DETAIL EXHIBIT A

All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

OXFORD FINANCE CORPORATION               STRUCTURAL GENOMIX, INC.
(LENDER)                                 (BORROWER)

By:    /s/ Karl Hefty                    By:    /s/ Herbert G. Mutter
       -------------------------------          --------------------------------

Name:  Karl Hefty                        Name:  Herbert G. Mutter
       -------------------------------          --------------------------------

Title: VP & Portfolio Manager            Title: Vice President, Finance
       -------------------------------          --------------------------------

Date:  9/03/02                           Date:  8/28/02
       -------------------------------          --------------------------------

                             FORM OF PROMISSORY NOTE
________________________________________________________________________________

TO:   MASTER LOAN AND SECURITY AGREEMENT NO. 2081008

                              Dated August 28, 2002

                            EQUIPMENT SCHEDULE NO.___


U.S. $__________________                                    Alexandria, Virginia

Dated:    _________________________

            FOR VALUE RECEIVED, STRUCTURAL GENOMIX, INC. a DELAWARE corporation (the "Borrower"), hereby promises to pay to the order of OXFORD FINANCE CORPORATION, or its successors or assigns (the "Payee") at its offices located at 133 North Fairfax Street, Alexandria, Virginia 22314, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. _________________________________________________________________
____________ DOLLARS ($_______), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

This Note evidences a loan by the Payee to the undersigned, pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all reasonable Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Loan Agreement.

This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND THE FEDERAL DISTRICT COURT FOR THE

________________________________________________________________________________

                             FORM OF PROMISSORY NOTE
________________________________________________________________________________

COMMONWEALTH OF VIRGINIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE.

            IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.

                                                  STRUCTURAL GENOMIX, INC.

                                     By:    ____________________________________

                                     Name:  ____________________________________

                                     Title: ____________________________________

________________________________________________________________________________

                          SCHEDULE OF PROMISSORY NOTES

           NUMBER                DATE                   PRINCIPAL AMOUNT
           ------                ----                   ----------------
              1                 9/3/2002                 $1,448,029.34
              2                 9/3/2002                 $1,803,395.89
              3               12/27/2002                   $700,515.67
              4                4/30/2003                   $347,347.10
              5                4/30/2003                   $235,678.50
              6                7/30/2003                   $270,590.10
              7                7/30/2003                    $89,645.08
              8               12/19/2003                   $180,631.41
              9               12/19/2003                   $178,554.85
             10                5/28/2004                   $420,400.68
             11                5/28/2004                   $221,667.20